UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

US AIRWAYS GROUP, INC.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY

May   , 2009

To Our Stockholders:

Enclosed please find supplementary proxy material for the Annual Meeting of Stockholders of US Airways Group, Inc. (“US Airways Group”) to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036, on Wednesday, June 10, 2009 at 9:30 a.m., local time. The attached Amended Notice of Annual Meeting and Supplement to Proxy Statement relate to an additional proposal to be considered at the Annual Meeting regarding an amendment to US Airways Group’s certificate of incorporation to increase its authorized capital stock (“Proposal 4”).

We previously filed and made available to our stockholders our proxy statement and related proxy materials on April 30, 2009 (the “Proxy Statement”), which contained three proposals. The enclosed supplementary proxy material is intended to provide additional information and includes a revised proxy card regarding Proposal 4. The new proxy card covers the three proposals included in the Proxy Statement and adds the new Proposal 4. If you wish to vote on this new Proposal 4, you must sign, date and return the enclosed proxy card (or follow the instructions to vote by Internet or telephone). Signing and submitting this new proxy card will revoke any prior proxy in its entirety. Therefore, if you submit the new proxy card (or vote by Internet or telephone), in addition to voting on Proposal 4, you must mark the new proxy card in the appropriate place (or follow the instructions to vote by Internet or telephone) to indicate your vote on Proposals 1, 2 and 3.

Please read the Proxy Statement and this Supplement to Proxy Statement in their entirety as together they contain all of the information that is important to your decisions in voting at the Annual Meeting.

If you choose to vote in person at the Annual Meeting, you can bring the enclosed proxy card or vote using the ballot provided at the Annual Meeting. An admission ticket is included with your proxy card for each stockholder of record. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting. If you choose to attend the Annual Meeting in person, you may revoke your proxy and cast your votes personally at the meeting. If your shares are not registered in your name and you would like to attend the Annual Meeting, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership and a proxy to vote the shares from the intermediary.

It is very important that your shares be represented at the Annual Meeting, and if you are unable to attend in person, we request that you complete, date, sign and return the enclosed proxy card, or vote by telephone or over the Internet as directed on the instructions that you received at your earliest convenience.

Sincerely,

W. Douglas Parker
Chairman of the Board and
Chief Executive Officer

PRELIMINARY COPY

US AIRWAYS GROUP, INC.
111 WEST RIO SALADO PARKWAY
TEMPE, ARIZONA 85281

AMENDED NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 10, 2009

May   , 2009

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of US Airways Group, Inc., a Delaware corporation, will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036, on Wednesday, June 10, 2009 at 9:30 a.m., local time, for the purposes of considering and voting upon:

1. A proposal to elect four directors in Class I to serve until the 2012 Annual Meeting of Stockholders;

2. A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm of US Airways Group, Inc. for the fiscal year ending December 31, 2009;

3. A proposal to consider and vote upon a stockholder proposal relating to cumulative voting;

4. A proposal to approve an amendment to US Airways Group, Inc.’s amended and restated certificate of incorporation to increase its authorized capital stock; and

5. Such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Information relating to the above matters is set forth in the April 30, 2009 Proxy Statement (the “Proxy Statement”) and the attached Supplement to Proxy Statement. If you received a Notice of Internet Availability of Proxy Materials on or about April 30, 2009, you may access the Proxy Statement online at www.proxyvote.com. Otherwise, you should have received printed copies of the Proxy Statement on or about April 30, 2009. You must have been a stockholder of record at the close of business on April 13, 2009 to vote at the Annual Meeting. If you do not expect to attend the meeting in person, you are requested to vote: (1) by telephone as directed on the instructions that you received; (2) over the Internet as directed on the instructions that you received; or (3) by completing, signing and dating the enclosed proxy card and returning it without delay in the enclosed envelope, which requires no postage stamp if mailed in the United States. Voting by phone, Internet or mail will not prevent you from later revoking that proxy and voting in person at the Annual Meeting. If you want to vote at the Annual Meeting but your shares are held by an intermediary, such as a broker or bank, you will need to obtain proof of ownership as of April 13, 2009 and a proxy to vote the shares from the intermediary.

By Order of the Board of Directors,

Caroline B. Ray
Corporate Secretary

Tempe, Arizona
May   , 2009

PLEASE READ THE PROXY STATEMENT AND ATTACHED SUPPLEMENT TO PROXY STATEMENT AND THEN PROMPTLY INDICATE YOUR VOTING INSTRUCTIONS: (1) BY TELEPHONE BY CALLING 1-800-690-6903; (2) OVER THE INTERNET AT WWW.PROXYVOTE.COM; OR (3) BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE.

PRELIMINARY COPY

US AIRWAYS GROUP, INC.
SUPPLEMENT TO PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 10, 2009

This Supplement to Proxy Statement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting and Proxy Statement, each dated April 30, 2009, previously made available to our stockholders in connection with the solicitation by our Board of Directors of proxies to be voted at the 2009 Annual Meeting of Stockholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, New York 10036, on Wednesday, June 10, 2009 at 9:30 a.m., local time, and at any and all adjournments or postponements of the Annual Meeting. When used in this Supplement to Proxy Statement, the terms “we,” “us,” “our,” and “the Company” refer to US Airways Group, Inc. and its consolidated subsidiaries, while “US Airways Group” refers to US Airways Group, Inc.

This Supplement is being furnished to provide information related to Proposal 4, which has been added to the agenda for the Annual Meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our stockholders. If you received a Notice of Internet Availability of Proxy Materials on or about April 30, 2009, you may access the Proxy Statement online at www.proxyvote.com. Otherwise, you should have received printed copies of the Proxy Statement on or about April 30, 2009. If you have any questions, please contact Caroline B. Ray at (480) 693-0800.

Except for the addition of Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

This Supplement to Proxy Statement and the accompanying proxy are being made available to our stockholders on or about May [26], 2009.

Voting of Proxies

You should specify your choices with regard to each of the proposals: (1) by telephone as directed on the instructions provided to you; (2) over the Internet as directed on the instructions provided to you; or (3) on the enclosed proxy card by signing, dating and returning it in the accompanying postage-paid envelope. All properly executed proxies received by us in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted in the voting instructions. In the absence of such instructions, the shares represented by a signed and dated proxy card will be voted “FOR” Proposal 1 — the election of all director nominees, “FOR” Proposal 2 — the ratification of the appointment of the independent registered public accounting firm, “AGAINST” Proposal 3 — the stockholder proposal relating to cumulative voting and “FOR” Proposal 4 — the approval of the amendment to US Airways Group’s certificate of incorporation to increase its authorized capital stock. If any other matters properly come before the Annual Meeting, the persons named as proxies in the proxy card will vote upon those matters according to their judgment.

Solicitation of Proxies

We have engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies. We will pay MacKenzie Partners, Inc. $10,000 plus reasonable out-of-pocket expenses for their assistance.

PROPOSAL 4 — APPROVAL OF AMENDMENT TO US AIRWAYS GROUP’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE ITS AUTHORIZED CAPITAL STOCK

Amendment to US Airways Group’s Charter	The amended and restated certificate of incorporation of US Airways Group, as currently in effect, provides that US Airways Group is authorized to issue 200,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, $0.01 par value per share. On May 13, 2009, our Board of Directors adopted a resolution declaring it advisable that US Airways Group’s amended and restated certificate of incorporation be amended to increase its authorized capital stock from 200,000,000 shares to 400,000,000 shares, consisting of 400,000,000 shares of common stock, $0.01 par value per share.

Our Board of Directors is hereby soliciting stockholder approval of this amendment to US Airways Group’s amended and restated certificate of incorporation to increase the number of authorized shares of its common stock from 200,000,000 shares to 400,000,000 shares (the “Amendment”). This change would take effect on the date we file the Amendment with the Secretary of State of the State of Delaware.

The Amendment would amend Article IV, Section 1 of US Airways Group’s amended and restated certificate of incorporation to read in its entirety as follows:

     “SECTION 1. Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 400,000,000 shares of capital stock, consisting of 400,000,000 shares of common stock having a par value of $0.01 per share (the “Common Stock”).”

The Board of Directors believes the proposal is advisable and in our best interests and unanimously recommends that the stockholders vote “FOR” the approval of the amendment to US Airways Group’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 shares.

Vote Required for Proposal 4	Approval of the Amendment will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock. As a result, abstentions and failures to vote will have the same legal effect as voting against the proposal.

In the vote on the approval of the Amendment, stockholders may:

• vote in favor of the proposal;

• vote against the proposal; or

• abstain from voting on the proposal.

Reasons for the Amendment	On May 13, 2009, we completed a public offering of 17,480,000 shares of common stock and $172.5 million principal amount of convertible senior notes due 2014 which are initially convertible into 37,746,174 shares of common stock. We issued the shares and convertible notes to provide funds for general corporate purposes, thereby enhancing our liquidity position. As of May 13, 2009, 131,845,176 shares of common stock were outstanding, and after giving effect to shares reserved for future issuance upon the conversion of outstanding convertible notes and shares issuable in connection with our equity-based compensation plans, only approximately 7 million shares of common stock remain available for issuance for any other purpose.

Our Board of Directors believes that this number of authorized but unissued shares of common stock is not adequate to enable us, as the need may arise, to take advantage of market conditions and favorable opportunities involving the issuance of our common stock without the delay and expense associated with the holding of a special meeting of our stockholders. The availability of additional authorized shares will provide us with the flexibility in the future to issue shares of US Airways Group common stock for corporate purposes such as acquisitions, raising additional capital, paying dividends in stock or effecting stock splits, settling outstanding obligations, sales of stock or securities convertible into or exercisable for common stock, providing equity incentives to employees, officers and directors, and other general corporate purposes. We believe that this will provide us with additional flexibility to meet business and financing needs as and when they may arise.

Other than in connection with our currently outstanding convertible notes and equity awards and shares reserved for our existing equity plans, we do not currently have specific agreements or plans that would involve the issuance of the additional shares that would be authorized by the Amendment, although we intend to continue to consider transactions from time to time that could result in such issuances. Our Board of Directors will determine whether, when and on what terms the issuance of shares of US Airways Group common stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of the additional shares of US Airways Group common stock authorized under the Amendment, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the NYSE or any other stock market or exchange on which US Airways Group common stock may then be listed.

The additional shares of common stock, if issued, would have the same rights and privileges as the shares of common stock now issued. There are no preemptive rights relating to US Airways Group common stock. Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly.

Although an increase in the authorized shares of US Airways Group common stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to accumulate US Airways Group common stock or to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board of Directors to recommend or implement a series of anti-takeover measures.

The proposed increase in the authorized shares of US Airways Group common stock would become effective immediately upon the filing of the Amendment with the office of the Secretary of State of the State of Delaware. We expect to promptly file the Amendment described in this Proposal 4 with the Secretary of State of the State of Delaware following approval by our stockholders.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS You can vote by telephone or Internet! Available 24 hours a day 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VOTE BY INTERNET -www.proxyvote.com US AIRWAYS GROUP, INC. Use the Internet to transmit your voting instructions and for electronic delivery of 111 WEST RIO SALADO PARKWAY information up until 11:59 P.M. Eastern Time on June 9, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your TEMPE, AZ 85281 records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by US Airways Group, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 9, 2009. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to US Airways Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M15261-P76177-Z48386 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners)Signature [PLEASE SIGN WITHIN BOX] DateDate US AIRWAYS GROUP, INC. Please indicate if you plan to attend this meeting. For Against Abstain 00Yes No 2. Ratify the appointment of KPMG LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2009. 01) Herbert M. Baum 02) Matthew J. Hart ELECTION OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2. 3. Stockholder proposal relating to cumulative voting. STOCKHOLDER PROPOSAL THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3. Please sign exactly as your name appears on this card. Joint owners should each sign. Executors, administrators, trustees, etc., should add their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person. AUTHORIZED SIGNATURES — Sign Here — This section must be completed for your instructions to be executed. Annual Meeting Proxy Card 1. Nominees to hold office until the 2012 Annual Meeting: To withhold authority to vote for any individualnominee(s), mark “For All Except” and write thenumber(s) of the nominee(s) on the line below. For All Withhold All For All Except 000C 03) Richard C. Kraemer 04) Cheryl G. Krongard E 000000B C A 4. Approve an amendment to US Airways Group, Inc.’s amended and restated certificate of incorporation to increase its authorized capital stock. APPROVAL OF AMENDMENT TO US AIRWAYS GROUP, INC.’S CERTIFICATE OF INCORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4. D 000 (text)

U·S AIRWAYS

ADMISSION TICKET

US Airways Group, Inc.
2009 ANNUAL MEETING OF STOCKHOLDERS
Wednesday, June 10, 2009
9:30 a.m. local time

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Main Switchboard (212) 735-3000

This admission ticket admits only the named stockholder.

Directions to Skadden, Arps, Slate, Meagher & Flom LLP:

From I - 95 - Points South (New Jersey)
Slight right at NJ-495 E (signs for Lincoln Tunnel) Partial toll road

Entering New York via Lincoln Tunnel
Continue on NY-495 E Toll road
Slight left at Dyer Ave (signs for NY-9A/42 St/34 St/I-495)
Turn right at W 42nd St
4 Times Square (Conde Nast Building) will be on the left
Parking available at Meyers parking located on 43rd Street between 6th Ave. and Broadway

From The North

From I-287 W
Take the exit onto I-87 S Partial toll road
Take exit 7N-S to merge onto I-95 S/US-1 S toward Trenton
Take exit 1 to merge onto NY-9A S
Turn right at Pier 81/Pier 83
Turn left at W 42nd St
4 Times Square (Conde Nast Building) will be on the left
Parking available at Meyers parking located on 43rd Street between 6th Ave. and Broadway

__Note:__ If you plan on attending the Annual Meeting in person, please bring, in addition to this Admission Ticket, a proper form of identification. The use of video or still photography at the Annual Meeting is not permitted. For the safety of attendees, all bags, packages and briefcases are subject to inspection. Your compliance is appreciated. If you plan to attend the Annual Meeting and require special assistance, please contact Caroline Ray at 480-693-0800 to request any listening or visual aid devices by May 28, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M15262-P76177-Z48386

Proxy - US AIRWAYS GROUP, INC.

111 West Rio Salado Parkway
Tempe, Arizona 85281

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to be held on June 10, 2009.

The undersigned hereby appoints W. Douglas Parker and Derek Kerr, and each of them, as proxies, with full power of substitution, to vote all the shares of common stock of US Airways Group, Inc. that the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of US Airways Group, Inc., to be held at Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036, on Wednesday, June 10, 2009, at 9:30 a.m., local time, and at any adjournment or postponement thereof.

YOUR PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AGAINST PROPOSAL 3, AND FOR PROPOSAL 4. IF YOU DO NOT STATE OTHERWISE, ANY ADDITIONAL BUSINESS TO PROPERLY COME BEFORE THE MEETING WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO COMMENCEMENT OF VOTING AT THE ANNUAL MEETING.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Time, on June 9, 2009
THANK YOU FOR VOTING

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS

(Continued and to be voted on reverse side.)